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                                                                 EXHIBIT 10.11

                                   VERIO INC.

                        1998 EMPLOYEE STOCK PURCHASE PLAN

                  (amended and restated as of April 13, 1998)


     The following constitute the provisions of the 1998 Employee
Stock Purchase Plan of Verio Inc.

     1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Parents or Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Code. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

     2. Definitions. As used herein, the following definitions shall apply:


          (a) "Accrual Period" means a period of approximately six months, commencing on May 15 and November 15 of each year and terminating on the next following November 14 or May 14, respectively; provided, however, that the first Accrual Period shall commence on the Effective Date and shall end on November 14, 1998.


          (b) "Board" means the Board of Directors of the Company.

          (c) "Change in Control" means a change in ownership or control of the Company effected through the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities.

          (c) "Code" means the Internal Revenue Code of 1986, as amended.

          (d) "Common Stock" means the common stock of the Company.

          (e) "Company" means Verio Inc., a Delaware corporation.

          (f) "Compensation" means an Employee's base salary, bonuses, annual awards, and other incentive payments from the Company or one or more Designated Parents or Subsidiaries, including such amounts of base salary, bonuses, annual awards and other incentive payments as are deferred by the Employee (i) under a qualified cash or deferred arrangement described in Section 401(k) of the Code, or (ii) to a plan qualified under Section 125 of the Code. Compensation does not include overtime, reimbursements or other expense allowances, fringe benefits (cash or noncash), moving expenses, deferred compensation, contributions (other than contributions described in the first sentence) made on the Employee's behalf by the Company or


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one or more Designated Parents or Subsidiaries under any employee benefit or welfare plan now or hereafter established, and any other payments not specifically referenced in the first sentence.

          (g) "Corporate Transaction" means any of the following stockholder-approved transactions to which the Company is a party:

               (1) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

               (2) the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company's subsidiary corporations) in connection with complete liquidation or dissolution of the Company; or

               (3) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger; provided, however that if such merger is preceded by a Change in Control within six (6) months of the merger, then a Corporate Transaction will be deemed to have occurred if securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred pursuant to the merger to a person or persons different from those who held such securities immediately prior to such Change in Control.

          (h) "Designated Parents or Subsidiaries" means the Parents or Subsidiaries which have been designated by the Plan Administrator from time to time as eligible to participate in the Plan.

          (i) "Effective Date" means the effective date of the Registration Statement relating to the Company's initial public offering of its Common Stock. However, should any Designated Parent or Subsidiary become a participating company in the Plan after such date, then such entity shall designate a separate Effective Date with respect to its employee-participants.

          (j) "Employee" means any individual, including an officer or director, who is an employee of the Company or a Designated Parent or Subsidiary for purposes of Section 423 of the Code. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the individual's employer. Where the period of leave exceeds ninety (90) days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the ninety-first
(91st) day of such leave, for purposes of determining eligibility to participate in the Plan.

          (k) "Enrollment Date" means the first day of each Purchase Period.


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          (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (m) "Exercise Date" means the last day of each Accrual Period.

          (n) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

               (1) Where there exists a public market for the Common Stock, the Fair Market Value shall be (A) the closing price for a share of Common Stock for the last market trading day prior to the time of the determination (or, if no closing price was reported on that date, on the last trading date on which a closing price was reported) on the stock exchange determined by the Plan Administrator to be the primary market for the Common Stock or the Nasdaq National Market, whichever is applicable or (B) if the Common Stock is not traded on any such exchange or national market system, the average of the closing bid and asked prices of a share of Common Stock on the Nasdaq Small Cap Market for the day prior to the time of the determination (or, if no such prices were reported on that date, on the last date on which such prices were reported), in each case, as reported in The Wall Street Journal or such other source as the Plan Administrator deems reliable; or

               (2) In the absence of an established market of the type described in (1), above, for the Common Stock, and subject to (3), below, the Fair Market Value thereof shall be determined by the Plan Administrator in good faith; or

               (3) On the Effective Date, the Fair Market Value shall be the price at which the Board, or if applicable, the Pricing Committee of the Board, and the underwriters agree to offer the Common Stock to the public in the initial public offering of the Common Stock, net of discounts and underwriting commissions.

          (o) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (p) "Participant" means an Employee of the Company or Designated Parent or Subsidiary who is actively participating in the Plan.

          (q) "Plan" means this Employee Stock Purchase Plan.

          (r) "Plan Administrator" means either the Board or a committee of the Board that is responsible for the administration of the Plan as is designated from time to time by resolution of the Board.

          (s) "Purchase Period" means a purchase period established pursuant to
Section 4 hereof.


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          (t) "Purchase Price" shall mean an amount equal to 85% of the Fair
Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.

          (u) "Reserves" means the sum of the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

          (v) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

          3. Eligibility.

          (a) General. Any individual who is an Employee on a given Enrollment Date shall be eligible to participate in the Plan for the Purchase Period commencing with such Enrollment Date.

          (b) Limitations on Grant and Accrual. Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (taking into account stock owned by any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Parent or Subsidiary, or (ii) which permits his/her rights to purchase stock under all employee stock purchase plans of the Company and its Parents or Subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the Fair Market Value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time. The determination of the accrual of the right to purchase stock shall be made in accordance with Section 423(b)(8) of the Code and the regulations thereunder.


          (c) Other Limits on Eligibility. Notwithstanding Subsection (a), above, the following Employees shall not be eligible to participate in the Plan for any relevant Purchase Period: (i) Employees whose customary employment is 20 hours or less per week; (ii) Employees whose customary employment is for not more than 5 months in any calendar year; (iii) Employees who commence such employment after the Effective Date who have been so employed for fewer than 6 months; and (iv) Employees who are subject to rules or laws of a foreign jurisdiction that prohibit or make impractical the participation of such Employees in the Plan.


          4. Purchase Periods.

          (a) The Plan shall be implemented through overlapping or consecutive Purchase Periods until such time as (i) the maximum number of shares of Common Stock available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been sooner terminated in accordance with Section 19 hereof. The maximum duration of a Purchase


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Period shall be twenty-seven (27) months. Initially, the Plan shall be implemented through overlapping Purchase Periods of twelve (12) months' duration commencing each May 15 and November 15 following the Effective Date (except that the initial Purchase Period shall commence on the Effective Date and shall end on May 14, 1999). The Plan Administrator shall have the authority to change the length of any Purchase Period and the length of Accrual Periods within any such Purchase Period subsequent to the initial Purchase Period by announcement at least thirty (30) days prior to the commencement of the Purchase Period and to determine whether subsequent Purchase Periods shall be consecutive or overlapping.

          (b) A Participant shall be granted a separate option for each Purchase Period in which he/she participates. The option shall be granted on the Enrollment Date and shall be automatically exercised in successive installments on the Exercise Dates ending within the Purchase Period.

          (c) An Employee may participate in only one Purchase Period at a time. Accordingly, except as provided in Section 4(d), an Employee who wishes to join a new Purchase Period must withdraw from the current Purchase Period in which he/she is participating and must also enroll in the new Purchase Period prior to the Enrollment Date for that Purchase Period.

          (d) If on the first day of any Accrual Period in a Purchase Period in which a Participant is participating, the Fair Market Value of the Common Stock is less than the Fair Market Value of the Common Stock on the Enrollment Date of the Purchase Period (after taking into account any adjustment during the Purchase Period pursuant to Section 18(a)), the Purchase Period shall be terminated automatically and the Participant shall be enrolled automatically in the new Purchase Period which has its first Accrual Period commencing on that date, provided the Participant is eligible to participate in the Plan on that date and has not elected to terminate participation in the Plan.

          (e) Except as specifically provided herein, the acquisition of Common Stock through participation in the Plan for any Purchase Period shall neither limit nor require the acquisition of Common Stock by a Participant in any subsequent Purchase Period.

          5. Participation.

          (a) An eligible Employee may become a Participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the designated payroll office of the Company at least ten (10) business days prior to the Enrollment Date for the Purchase Period in which such participation will commence, unless a later time for filing the subscription agreement is set by the Plan Administrator for all eligible Employees with respect to a given Purchase Period.

          (b) Payroll deductions for a Participant shall commence with the first partial or full payroll period beginning on the Enrollment Date and shall end on the last complete payroll period during the Purchase Period, unless sooner terminated by the Participant as provided in Section 10.


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          6. Payroll Deductions.

          (a) At the time a Participant files his/her subscription agreement, he/she shall elect to have payroll deductions made during the Purchase Period in amounts between one percent (1%) and not exceeding ten percent (10%) of the Compensation which he/she receives during the Purchase Period.

          (b) All payroll deductions made for a Participant shall be credited to his/her account under the Plan and will be withheld in whole percentages only.
A Participant may not make any additional payments into such account.

          (c) A Participant may discontinue his/her participation in the Plan as provided in Section 10, or may decrease the rate of his/her payroll deductions during the Purchase Period by completing and filing with the Company a new subscription agreement authorizing a decrease in the payroll deduction rate.
The decrease in rate shall be effective with the first full payroll period commencing ten (10) business days after the Company's receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly. A Participant may increase the rate of his/her payroll deductions for a future Purchase Period by filing with the Company a new subscription agreement authorizing an increase in the payroll deduction rate within ten (10) business days (unless the Company elects to process a given change in participation more quickly) before the commencement of the upcoming Purchase Period. A Participant may not increase the rate of his/her payroll deductions for an existing Purchase Period. A Participant's subscription agreement shall remain in effect for successive Purchase Periods unless terminated as provided in Section 10. The Plan Administrator shall be authorized to limit the number of payroll deduction rate changes during any Purchase Period.

          (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) herein, a Participant's payroll deductions may be decreased to 0% at such time during any Accrual Period which is scheduled to end during the current calendar year (the "Current Accrual Period") that the aggregate of all payroll deductions which were previously used to purchase stock under the Plan in a prior Accrual Period which ended during that calendar year plus all payroll deductions accumulated with respect to the Current Accrual Period equal $21,250. Payroll deductions shall recommence at the rate provided in such Participant's subscription agreement at the beginning of the first Accrual Period which is scheduled to end in the following calendar year, unless terminated by the Participant as provided in Section 10.

          7. Grant of Option. On the Enrollment Date, each Participant in such Purchase Period shall be granted an option to purchase on each Exercise Date of such Purchase Period (at the applicable Purchase Price) up to a number of shares of the Common Stock determined by dividing such Participant's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price; provided (i) that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof, and (ii) the maximum number of shares of Common Stock a Participant shall be permitted to purchase in any Accrual Period shall be one thousand two hundred fifty (1,250)


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shares, subject to adjustment as provided in Section 18 hereof. Exercise of the option shall occur as provided in Section 8, unless the Participant has withdrawn pursuant to Section 10, and the option, to the extent not exercised, shall expire on the last day of the Purchase Period.

          8. Exercise of Option. Unless a Participant withdraws from the Plan as provided in Section 10, below, his/her option for the purchase of shares will be exercised automatically on each Exercise Date, and the maximum number of full shares subject to the option shall be purchased for such Participant at the applicable Purchase Price with the accumulated payroll deductions in his/her account. No fractional shares will be purchased; any payroll deductions accumulated in a Participant's account which are not sufficient to purchase a full share shall be carried over to the next Accrual Period or Purchase Period, whichever applies, or returned to the Participant, if the Participant withdraws from the Plan. Notwithstanding the foregoing, any amount remaining in a Participant's account following the purchase of shares on the Exercise Date due to the application of Section 423(b)(8) of the Code or Section 7, above, shall be returned to the Participant and shall not be carried over to the next Purchase Period. During a Participant's lifetime, a Participant's option to purchase shares hereunder is exercisable only by him/her.

          9. Delivery. Upon receipt of a request from a Participant after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to such Participant, as promptly as practicable, of a certificate representing the shares purchased upon exercise of his/her option.

          10. Withdrawal; Termination of Employment.

          (a) A Participant may withdraw all but not less than all the payroll deductions credited to his/her account and not yet used to exercise his/her option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan. All of the Participant's payroll deductions credited to his/her account will be paid to such Participant as promptly as practicable after receipt of notice of withdrawal, such Participant's option for the Purchase Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Purchase Period. If a Participant withdraws from a Purchase Period, payroll deductions will not resume at the beginning of the succeeding Purchase Period unless the Participant delivers to the Company a new subscription agreement.

          (b) Upon a Participant's ceasing to be an Employee for any reason or upon termination of a Participant's employment relationship (as described in Section 2(j)), the payroll deductions credited to such Participant's account during the Purchase Period but not yet used to exercise the option will be returned to such Participant or, in the case of his/her death, to the person or persons entitled thereto under Section 14, and such Participant's option will be automatically terminated.

          11. Interest. No interest shall accrue on the payroll deductions credited to a Participant's account under the Plan.



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          12. Stock.

          (a) The maximum number of shares of Common Stock which shall be made available for sale under the Plan shall be three million (3,000,000) shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18. If on a given Exercise Date the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Plan Administrator shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

          (b) A Participant will have no interest or voting right in shares covered by his/her option until such shares are actually purchased on the Participant's behalf in accordance with the applicable provisions of the Plan. No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.

          (c) Shares to be delivered to a Participant under the Plan will be registered in the name of the Participant or in the name of the Participant and his/her spouse.

          13. Administration. The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all persons.

          14. Designation of Beneficiary.

          (a) Each Participant will file a written designation of a beneficiary who is to receive any shares and cash, if any, from the Participant's account under the Plan in the event of such Participant's death. If a Participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

          (b) Such designation of beneficiary may be changed by the Participant (and his/her spouse, if any) at any time by written notice. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Plan Administrator), the Plan Administrator, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Plan Administrator, then to such other person as the Plan Administrator may designate.

          15. Transferability. Neither payroll deductions credited to a Participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the Participant. Any


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such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Plan Administrator may treat such act as an election to withdraw funds from a Purchase Period in accordance with Section 10.

          16. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

          17. Reports. Individual accounts will be maintained for each Participant in the Plan. Statements of account will be given to Participants at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

          18. Adjustments Upon Changes in Capitalization; Corporate
Transactions.

          (a) Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company, the Reserves, as well as the Purchase Price, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other similar event resulting in an increase or decrease in the number of issued shares of Common Stock. Such adjustment shall be made by the Plan Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option. The Plan Administrator may, if it so determines in the exercise of its sole discretion, make provision for adjusting the Reserves, as well as the Purchase Price, in the event the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock.

          (b) Corporate Transactions. In the event of a proposed Corporate Transaction, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Plan Administrator determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Purchase Period then in progress by setting a new Exercise Date (the "New Exercise Date"). If the Plan Administrator shortens the Purchase Period then in progress in lieu of assumption or substitution in the event of a Corporate Transaction, the Plan Administrator shall notify each Participant in writing, at least ten (10) days prior to the New Exercise Date, that the Exercise Date for his/her option has been changed to the New Exercise Date and that his/her option will be exercised automatically on the New Exercise Date, unless prior to such date he/she has withdrawn from the Purchase Period as provided in Section 10. For purposes of this Subsection, an option granted under the Plan shall be deemed to be assumed if, following the Corporate Transaction, the option confers the right to purchase with substantially equivalent terms as the original option, for each share of Common Stock subject to the option immediately prior to the Corporate Transaction, the consideration (whether stock, cash or other


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securities or property) received in the Corporate Transaction by holders of
Common Stock for each share of Common Stock held on the effective date of the Corporate Transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the Corporate Transaction was not solely common stock of the successor corporation or its Parent, the Plan Administrator may, with the consent of the successor corporation and the Participant, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Corporate Transaction.

          19. Amendment or Termination.

          (a) The Plan Administrator may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18, no such termination can affect options previously granted, provided that a Purchase Period may be terminated by the Plan Administrator on any Exercise Date if the Plan Administrator determines that the termination of the Purchase Period is in the best interests of the Company and its stockholders. Except as provided in
Section 18, no amendment may make any change in any option theretofore granted which adversely affects the rights of any Participant. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain stockholder approval in such a manner and to such a degree as required.

          (b) Without stockholder consent and without regard to whether any Participant rights may be considered to have been "adversely affected," the Plan Administrator shall be entitled to limit the frequency and/or number of reductions in the amount withheld during Purchase Periods, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant's Compensation, and establish such other limitations or procedures as the Plan Administrator determines in its sole discretion advisable and which are consistent with the Plan.

          20. Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Plan Administrator at the location, or by the person, designated by the Plan Administrator for the receipt thereof.

          21. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such

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shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an option, the Company may require the Participant to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law. In addition, no options shall be exercised or shares issued hereunder before the Plan shall have been approved by stockholders of the Company as provided in Section 23.

          22. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 19.

          23. Stockholder Approval. Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. If such stockholder approval is obtained at a duly held stockholders' meeting, the Plan must be approved by a majority of the votes cast at such stockholders' meeting at which a quorum representing a majority of all outstanding voting stock of the Company is, either in person or by proxy, present and voting on the Plan. If such stockholder approval is obtained by written consent, it must be obtained by the written consent of the holders of a majority of all outstanding voting stock of the Company. However, approval at a meeting or by written consent may be obtained by a lesser degree of stockholder approval if the Plan Administrator determines, after consultation with the Company's legal counsel if the Plan Administrator deems such consultation advisable, that such a lesser degree of stockholder approval will comply with all applicable laws and will not adversely affect the qualification of the Plan under Section 423 of the Code.

          24. No Employment Rights. The Plan does not, directly or indirectly, create any right for the benefit of any employee or class of employees to purchase any shares under the Plan, or create in any employee or class of employees any right with respect to continuation of employment by the Company or a Designated Parent or Subsidiary, and it shall not be deemed to interfere in any way with such employer's right to terminate, or otherwise modify, an employee's employment at any time.

          25. Effect of Plan. The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each Participant, including, without limitation, such Participant's estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such Participant.


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        27. Applicable Law. The laws of the State of Colorado (excluding that body of law pertaining to its conflicts of law) will govern all matters relating to this Plan except to the extent it is superseded by the laws of the United States.


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                                  EXHIBIT A
                                  VERIO INC.

                        1998 EMPLOYEE STOCK PURCHASE PLAN
                             SUBSCRIPTION AGREEMENT



________ Original Application                     Enrollment Date:_____________
________ Change in Payroll Deduction Rate
________ Change of Beneficiary(ies)


                  1. I,________________________, hereby elect to participate in the Verio Inc. 1998 Employee Stock Purchase Plan (the "Plan") and subscribe to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Employee Stock Purchase Plan.

                  2. I hereby authorize payroll deductions from each paycheck in the amount of ______% of my Compensation on each paycheck during the Purchase Period. I understand that this amount must not be less than one percent (1%) and not more than ten percent (10%) of my Compensation during the Purchase Period and that no fractional percentages are permitted. I further understand that:

                      (a) all payroll deductions made by me shall be credited
                          to my account under the Plan;

                      (b) I may not make additional payments into such account;

                      (c) all payments made by me shall be accumulated for the
                          purchase of Common Stock at the applicable Purchase Price determined in accordance with the Plan;

                      (d) no interest will be credited on funds held in my
                          account at any time for any reason including, but not limited to, before or after the purchase of shares under the Plan or in connection with any refund caused by my withdrawal from the Plan;

                      (e) I may discontinue my participation in the Plan at
                          any time prior to an Exercise Date as provided in
                          Section 10 of the Plan, but if I do not withdraw from the Plan, any accumulated payroll deductions will be used to automatically purchase Common Stock;

                      (f) I may decrease the rate of my payroll deductions in
                          whole percentage increments to not less than one percent (1%) on one occasion during any Accrual Period by completing and filing a

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                          new Subscription Agreement with such decrease taking
                          effect as of the beginning of the payroll period following the date of filing of a new Subscription Agreement, filed at least ten (10) business days prior to the beginning of such payroll period;

                      (g) I may not increase the rate of my payroll
                          deductions during any ongoing Purchase Period:

                      (h) I may increase or decrease the rate of payroll
                          deductions for future Purchase Periods by filing a new Subscription Agreement, and that change will be effective as of the beginning of the next Purchase Period; and

                      (i) unless I discontinue my participation in the Plan
                          as provided in Section 10 of the Plan, my election for payroll deductions will continue to be effective for each successive Purchase Period.

                  4. I have received a copy of the complete "Verio Inc. 1998 Employee Stock Purchase Plan." I understand that my participation in the Plan is in all respects subject to the terms of the Plan. I understand that the grant of the option by the Company under this Subscription Agreement is subject to obtaining stockholder approval of the Employee Stock Purchase Plan.

                  5. Until I request delivery of certificates, Shares purchased for me under the Plan shall be owned by my beneficially and shall be held in street name of the nominee of the third party administrator selected by the Plan Administrator to administer the Plan records or in such other nominee name as shall be designated from time to time by the Plan Administrator. Upon delivery, shares should be issued in the name(s) of (name of employee or employee and employee's spouse only):

                           ---------------------------------------------------

                           ---------------------------------------------------


                  6. I understand that if I dispose of any shares received by me pursuant to the Employee Stock Purchase Plan within two (2) years after the Enrollment Date (the first day of the Purchase Period during which I purchased such shares) or within one (1) year after the Exercise Date (the date I purchased such shares), I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares on the date such shares were purchased for me over the price which I paid for the shares. I hereby agree to notify the Company in writing within 30 days after the date of any such disposition and I will make adequate provision for foreign, federal, state or other tax withholding obligations, if any which arise upon the disposition of the Common Stock. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any


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
withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the 2-year and 1-year holding periods described above, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (2) 15% of the fair market value of the shares on the first day of the Purchase Period. The remainder of the gain, if any, recognized on such disposition will be taxed as long-term capital gain. I also understand that the foregoing income tax consequences contained herein is only a summary of some of the basic provisions of the current federal income tax law and related regulations applicable to the Plan and are subject to change. I further understand that the Company is not giving tax advice, is not responsible for advising me of any changes in the applicable tax rules, and that I should consult a tax advisor concerning the tax consequences of the purchase and sale of Common Stock under the Plan.

                 7. I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

                  8. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Plan.

NAME: (Please print)

                       --------------------------------------------------------
                         (First)               (Middle)               (Last)
Relationship:

                       --------------------------------------------------------
Address:

                       --------------------------------------------------------
                       --------------------------------------------------------
                       --------------------------------------------------------
Employee's Social
Security Number:
                       --------------------------------------------------------

Employee's Home Address:
                       --------------------------------------------------------

                       --------------------------------------------------------

                       --------------------------------------------------------

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

I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE PURCHASE PERIODS UNLESS TERMINATED BY ME

Employee's Signature:
                       -------------------------------------------------------
Dated:
                       -------------------------------------------------------
Signature of spouse
if beneficiary is other
than spouse:
                       -------------------------------------------------------
Dated:
                       -------------------------------------------------------






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





                                  EXHIBIT B
                                  VERIO INC.

                        1998 EMPLOYEE STOCK PURCHASE PLAN
                             SUBSCRIPTION AGREEMENT
                              NOTICE OF WITHDRAWAL


                  The undersigned Participant in the Purchase Period of the Verio Inc. 1998 Employee Stock Purchase Plan which began on _________________, 19___, hereby notifies the Company that he or she hereby withdraws from the Purchase Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his/her account with respect to such Purchase Period. The undersigned understands and agrees that his/her option for such Purchase Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Purchase Period and the undersigned shall be eligible to participate in succeeding Purchase Periods only by delivering to the Company a new Subscription Agreement.


Name and Address
of Participant:
                       --------------------------------------------------------

                       --------------------------------------------------------

                       --------------------------------------------------------

Signature:
                       --------------------------------------------------------
Date:
                       --------------------------------------------------------



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